*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
CONFIDENTIAL TREATMENT REQUEST.


January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-014

Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Gentlemen,

Letter Agreement No. 014 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines ("Buyer") relating to the purchase of twelve (12)
Canadair Regional Jet Aircraft (the "Aircraft")

Subject:		Taxes, Duties and Licenses

1.0	This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below.
All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0	The parties contemplate that at time of delivery, the Aircraft will be sold to a United States company or other USA entity (the
"Lessor"), and directly exported from Canada and subsequently leased to Buyer. *



3.0	*



	*

4.0	*



5.0	The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by
Article 20 of the Agreement without the prior written consent of BRAD.

6.0	This Letter Agreement constitutes an integral part of the
Agreement and subject to the terms and conditions contained therein.

7.0	In the event of the Termination of the Agreement, this Letter
Agreement shall become automatically null and void.



Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________				Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________				Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.




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